Exhibit 1(o)

                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                         FORM OF ARTICLES SUPPLEMENTARY

      Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation is registered as an open-ended company under the Investment Company Act of 1940, as amended, with the authority to issue capital stock as follows:

                                                                                Number of
                                                                                Authorized
                        Funds                                                     Shares
                        -----                                                     ------
Merrill Lynch American Balanced Fund Common Stock -- Class A                    100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock -- Class A                    300,000,000
Merrill Lynch Capital Focus Fund -- Class A                                     100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock -- Class A     100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock -- Class A              1,300,000,000
Merrill Lynch Special Value Focus Fund Common Stock -- Class A                  100,000,000
Merrill Lynch Fundamental Growth Focus Fund Common Stock -- Class A             100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock -- Class A                    200,000,000
Merrill Lynch Global Growth Focus Fund Common Stock -- Class A                  100,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock -- Class A                200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock -- Class A                 100,000,000
Merrill Lynch Government Bond Fund Common Stock -- Class A                      100,000,000
Merrill Lynch High Current Income Fund Common Stock -- Class A                  200,000,000
Merrill Lynch Index 500 Fund Common Stock -- Class A                            100,000,000
Merrill Lynch International Equity Focus Fund Common Stock -- Class A           100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock -- Class A              100,000,000
Merrill Lynch Prime Bond Fund Common Stock -- Class A                           200,000,000
Merrill Lynch Quality  Equity Fund Common Stock -- Class A                      100,000,000
Merrill Lynch Reserve Assets Fund Common Stock -- Class A                       500,000,000
Merrill Lynch American Balanced Fund Common Stock -- Class B                    100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock -- Class B                    100,000,000
Merrill Lynch Capital Focus Fund -- Class B                                     100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock -- Class B     100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock -- Class B              1,300,000,000
Merrill Lynch Special Value Focus Fund Common Stock -- Class B                  100,000,000
Merrill Lynch Fundamental Growth Focus Fund Common Stock -- Class B             100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock -- Class B                    200,000,000
Merrill Lynch Global Growth Focus Fund Common Stock -- Class B                  100,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock -- Class B                200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock -- Class B                 100,000,000
Merrill Lynch Government Bond Fund Common Stock -- Class B                      100,000,000
Merrill Lynch High Current Income Fund Common Stock -- Class B                  100,000,000
Merrill Lynch Index 500 Fund Common Stock -- Class B                            100,000,000
Merrill Lynch International Equity Focus Fund Common Stock -- Class B           100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock -- Class B              100,000,000
Merrill Lynch Prime Bond Fund Common Stock -- Class B                           100,000,000
Merrill Lynch Quality Equity Fund Common Stock -- Class B                       100,000,000
Merrill Lynch Reserve Assets Fund Common Stock -- Class B                       500,000,000

      SECOND: All shares of Class A and Class B Common Stock have a par value of $0.10 per share. The aggregate par value of all the shares of all classes of the Corporation's capital stock is currently Seven Hundred Eighty Million Dollars ($780,000,000).

      THIRD: The Board of Directors of the Corporation, acting in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, hereby increases the number of capital stock of the Corporation by 200,000,000; 100,000,000 of which shall be classified as Class A Common Stock of Merrill Lynch Focus Twenty Select Fund; and 100,000,000 of which shall be classified as Class B Common Stock of Merrill Lynch Focus Twenty Select Fund;

      FOURTH: All of the shares of the Corporation's Common Stock, as classified and designated, continue to have preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article V of the Articles of Incorporation of the Corporation.

      FIFTH: After this increase in the number of authorized shares of capital stock of the Corporation and classification of the shares, the Corporation will have the authority to issue capital stock as follows:

                                                                                Number of
                                                                                Authorized
                        Funds                                                     Shares
                        -----                                                     ------
Merrill Lynch American Balanced Fund Common Stock -- Class A                    100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock -- Class A                    300,000,000
Merrill Lynch Capital Focus Fund Common Stock -- Class A                        100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock -- Class A     100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock -- Class A              1,300,000,000
Merrill Lynch Focus Twenty Select Fund -- Class A                               100,000,000
Merrill Lynch Fundamental Growth Focus Fund -- Class A                          100,000,000
Merrill Lynch Special Value Focus Fund Common Stock -- Class A                  100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock -- Class A                    200,000,000
Merrill Lynch Global Growth Focus Fund Common Stock -- Class A                  100,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock -- Class A                200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock -- Class A                 100,000,000
Merrill Lynch Government Bond Fund Common Stock -- Class A                      100,000,000
Merrill Lynch High Current Income Fund Common Stock -- Class A                  200,000,000
Merrill Lynch Index 500 Fund Common Stock -- Class A                            100,000,000
Merrill Lynch International Equity Focus Fund Common Stock -- Class A           100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock -- Class A              100,000,000
Merrill Lynch Prime Bond Fund Common Stock -- Class A                           200,000,000
Merrill Lynch Quality Equity Fund Common Stock -- Class A                       100,000,000
Merrill Lynch Reserve Assets Fund Common Stock -- Class A                       500,000,000
Merrill Lynch American Balanced Fund Common Stock -- Class B                    100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock -- Class B                    100,000,000
Merrill Lynch Capital Focus Fund Common Stock -- Class B                        100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock -- Class B     100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock -- Class B              1,300,000,000
Merrill Lynch Focus Twenty Select Fund -- Class B                               100,000,000
Merrill Lynch Fundamental Growth Focus Fund -- Class B                          100,000,000
Merrill Lynch Special Value Focus Fund Common Stock -- Class B                  100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock -- Class B                    200,000,000
Merrill Lynch Global Growth Focus Fund Common Stock -- Class B                  100,000,000

                                                                                Number of
                                                                                Authorized
                        Funds                                                     Shares
                        -----                                                     ------
Merrill Lynch Global Strategy Focus Fund Common Stock -- Class B                200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock -- Class B                 100,000,000
Merrill Lynch Government Bond Fund Common Stock -- Class B                      100,000,000
Merrill Lynch High Current Income Fund Common Stock -- Class B                  100,000,000
Merrill Lynch Index 500 Fund Common Stock -- Class B                            100,000,000
Merrill Lynch International Equity Focus Fund Common Stock -- Class B           100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock -- Class B              100,000,000
Merrill Lynch Prime Bond Fund Common Stock -- Class B                           100,000,000
Merrill Lynch Quality Equity Fund Common Stock -- Class B                       100,000,000
Merrill Lynch Reserve Assets Fund Common Stock -- Class B                       500,000,000

      SIXTH: All of the shares of Class A and Class B Common Stock shall have a par value of $0.10 per share. After the increase in the number of authorized shares of capital stock of the Corporation and classification of those shares as Class A and Class B Common Stock of the Merrill Lynch Focus Twenty Select Fund, the aggregate par value of all the shares of all classes of the Corporation's capital stock will be Eight Hundred Million Dollars ($800,000,000).

      Seventh: No other change is intended or effected.

      IN WITNESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and
witnessed by its  Secretary on       , 2000.

WITNESS                                MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

------------------------------         ------------------------------
Name:                                  Name:
Title: Secretary                       Title: President


      THE UNDERSIGNED, President of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

                                       -------------------------------
                                       Name:
                                       Title: President